UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)  June  28,  2005
                                                         ---------------

                              SEAMLESS WI-FI, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

             Nevada                0-20259                 33-0845463
             ------                -------                 ----------
      (State or other            (Commission            (IRS Employer
jurisdiction of incorporation)   File Number)         Identification No.)

800 N. Rainbow Blvd, Suite 208,Las Vegas, Nevada             89107
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(Address of principal executive offices)                   (Zip Code)

                                     775-588-2387
                                     ------------
               Registrant's telephone number, including area code

                                      None
                                      ----
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

Section 1-Registrant's  Business  and  Operations
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Item  8.01  Other  Events

The corporation changed its from Alpha Wireless Broadband, Inc. to Seamless Wi-Fi, Inc. This action was approved by the Board of Directors on May 16, 2005. The corporation bylaws permit the name change and in line with NRS-78 [Nevada Revised Statutes for Corporations]. The name change was approved by a majority of the shareholders of the corporation on May 19, 2005. The name change 8-K was originally was filed June 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless  Wi-Fi,  Inc.
----------------------
(Registrant)

February  14,  2006
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Date

/s/  Albert  R.  Reda
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Albert  R.  Reda,  President